COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS

September 30, 2023 (Unaudited)

		Shares	Value
COMMON STOCK—REAL ESTATE	106.9%
APARTMENT	9.8%
Apartment Income REIT Corp.(a)		86,535	$2,656,625
Camden Property Trust(a),(b)		90,968	8,603,753
Mid-America Apartment Communities, Inc.(b)		73,991	9,518,942
UDR, Inc.(b)		72,624	2,590,498

			23,369,818

DATA CENTERS	13.2%
Digital Realty Trust, Inc.(a),(b)		157,956	19,115,835
Equinix, Inc.(a),(b)		16,996	12,343,515

			31,459,350

DIVERSIFIED	1.2%
WP Carey, Inc.(b)		52,156	2,820,596

FREE STANDING	6.6%
NETSTREIT Corp.(b)		166,596	2,595,566
Realty Income Corp.(b)		239,458	11,958,533
Spirit Realty Capital, Inc.(a),(b)		33,767	1,132,207

			15,686,306

GAMING	2.5%
Gaming and Leisure Properties, Inc.(b)		27,063	1,232,720
VICI Properties, Inc., Class A(a),(b)		163,763	4,765,503

			5,998,223

HEALTH CARE	13.3%
Healthcare Realty Trust, Inc., Class A(a),(b)		409,830	6,258,104
Medical Properties Trust, Inc.(b)		288,965	1,574,859
Omega Healthcare Investors, Inc.(a)		101,984	3,381,790
Welltower, Inc.(b)		252,335	20,671,283

			31,886,036

HOTEL	0.8%
Host Hotels & Resorts, Inc.(b)		119,953	1,927,645

INDUSTRIALS	14.4%
Americold Realty Trust, Inc.(a),(b)		288,431	8,771,187
EastGroup Properties, Inc.		16,327	2,718,935
Prologis, Inc.(b)		203,856	22,874,682

			34,364,804

		Shares	Value
INFRASTRUCTURE	15.9%
American Tower Corp.(a),(b)		146,589	$24,106,561
Crown Castle, Inc.(b)		52,845	4,863,325
SBA Communications Corp., Class A(a),(b)		45,018	9,011,253

			37,981,139

MANUFACTURED HOME	3.7%
Sun Communities, Inc.(a),(b)		75,048	8,881,180

OFFICE	1.8%
Highwoods Properties, Inc.(a),(b)		208,526	4,297,721

REGIONAL MALL	6.2%
Simon Property Group, Inc.(b)		137,868	14,893,880

SELF STORAGE	5.2%
Extra Space Storage, Inc.(b)		46,891	5,701,008
Public Storage(b)		25,503	6,720,550

			12,421,558

SHOPPING CENTER	3.1%
Kimco Realty Corp.(a),(b)		90,483	1,591,596
Kite Realty Group Trust(a),(b)		272,102	5,828,425

			7,420,021

SINGLE FAMILY HOMES	7.1%
Invitation Homes, Inc.(b)		540,204	17,119,065

SPECIALTY	2.1%
Iron Mountain, Inc.(a),(b)		43,491	2,585,540
Lamar Advertising Co., Class A(b)		28,576	2,385,239

			4,970,779

TOTAL COMMON STOCK (Identified cost—$296,055,501)			255,498,121

PREFERRED SECURITIES—EXCHANGE-TRADED	8.9%
BANKING	2.0%
Bank of America Corp., 5.375%, Series KK(b),(c)		5,931	126,864
Bank of America Corp., 5.875%, Series HH(b),(c)		41,000	950,380
Bank of America Corp., 6.00%, Series GG(b),(c)		33,000	794,310
Citigroup, Inc., 6.875% to 11/15/23, Series K(b),(c),(d)		24,438	616,326
Citigroup, Inc., 7.125% to 9/30/23, Series J(b),(c),(d)		18,953	486,334
JPMorgan Chase & Co., 5.75%, Series DD(b),(c)		13,000	309,530
Wells Fargo & Co., 4.70%, Series AA(b),(c)		50,000	926,500
Wells Fargo & Co., 6.625% to 3/15/24, Series R(b),(c)		18,652	473,388

			4,683,632

		Shares	Value
BROKERAGE	1.8%
Morgan Stanley, 5.85%, Series K(b),(c)		38,838	$902,207
Morgan Stanley, 6.375% to 10/15/24, Series I(b),(c),(d)		91,254	2,263,099
Morgan Stanley, 6.875%, Series F(b),(c)		25,000	625,000
Morgan Stanley, 7.125%, Series E(b),(c)		14,559	373,584

			4,163,890

CONSUMER STAPLE PRODUCTS	0.5%
CHS, Inc., 7.50%, Series 4(c)		34,342	869,539
CHS, Inc., 7.875%, Class B(c)		14,862	397,559

			1,267,098

DIVERSIFIED	0.3%
DigitalBridge Group, Inc., 7.125%, Series J(c)		14,993	323,849
DigitalBridge Group, Inc., 7.15%, Series I(b),(c)		16,976	361,589

			685,438

FINANCE	0.7%
Apollo Global Management, Inc., 7.625% to 9/15/28, due 9/15/53(d),(e)		23,733	621,567
Oaktree Capital Group LLC, 6.55%, Series B(b),(c)		19,994	421,474
Oaktree Capital Group LLC, 6.625%, Series A(b),(c)		31,173	663,673

			1,706,714

INDUSTRIALS	0.4%
Rexford Industrial Realty, Inc., 5.875%, Series B(b),(c)		3,039	64,427
WESCO International, Inc., 10.625% to 6/22/25, Series A(b),(c),(d)		37,000	977,170

			1,041,597

INSURANCE	0.8%
Allstate Corp./The, 7.375%, Series J(b),(c)		11,607	305,728
Athene Holding Ltd., 4.875%, Series D(b),(c)		24,721	404,930
Athene Holding Ltd., 6.375% to 6/30/25, Series C(b),(c),(d)		32,110	772,246
Equitable Holdings, Inc., 4.30%, Series C(c)		913	13,795
RenaissanceRe Holdings Ltd., 5.75%, Series F (Bermuda)(c)		10,114	213,911
W R Berkley Corp., 4.125%, due 3/30/61		15,369	255,894

			1,966,504

		Shares	Value
PIPELINES	0.6%
Energy Transfer LP, 7.60% to 5/15/24, Series E(b),(c),(d)		60,500	$1,478,015

TELECOMMUNICATION SERVICES	1.2%
AT&T, Inc., 4.75%, Series C(b),(c)		76,741	1,471,892
AT&T, Inc., 5.00%, Series A(b),(c)		71,000	1,435,620

			2,907,512

UTILITIES	0.6%
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)(b),(d)		25,000	613,250
NiSource, Inc., 6.50% to 3/15/24, Series B(b),(c),(d)		29,589	742,684

			1,355,934

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$22,905,293)			21,256,334

		Principal Amount
PREFERRED SECURITIES—OVER-THE-COUNTER	38.8%
BANKING	25.5%
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(c),(d),(f)		$600,000	563,428
Bank of America Corp., 6.10% to 3/17/25, Series AA(b),(c),(d)		875,000	859,019
Bank of America Corp., 6.125% to 4/27/27, Series TT(b),(c),(d)		439,000	421,713
Bank of America Corp., 6.25% to 9/5/24, Series X(b),(c),(d)		1,029,000	1,014,937
Bank of America Corp., 6.30% to 3/10/26, Series DD(b),(c),(d)		1,310,000	1,291,777
Bank of America Corp., 6.50% to 10/23/24, Series Z(b),(c),(d)		975,000	971,206
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)(b),(c),(d)		1,275,000	1,169,323
Bank of Nova Scotia/The, 8.625% to 10/27/27, due 10/27/82 (Canada)(d)		200,000	199,964
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(b),(c),(d),(f)		1,000,000	906,698
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(c),(d),(f)		800,000	912,496
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(b),(c),(d),(f)		600,000	539,965
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(b),(c),(d),(f)		1,200,000	1,182,877
BNP Paribas SA, 6.625% to 3/25/24 (France)(b),(c),(d),(f),(g)		1,400,000	1,385,768
BNP Paribas SA, 7.375% to 8/19/25 (France)(b),(c),(d),(f),(g)		2,000,000	1,960,969
BNP Paribas SA, 7.75% to 8/16/29 (France)(b),(c),(d),(f),(g)		400,000	380,706
BNP Paribas SA, 9.25% to 11/17/27 (France)(b),(c),(d),(f),(g)		600,000	615,348
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(b),(c),(d)		737,000	616,469

	Principal Amount	Value
Charles Schwab Corp./The, 4.00% to 12/1/30, Series H(b),(c),(d)	$1,400,000	$989,549
Charles Schwab Corp./The, 5.375% to 6/1/25, Series G(b),(c),(d)	2,800,000	2,704,038
Citigroup, Inc., 5.95% to 5/15/25, Series P(b),(c),(d)	1,923,000	1,837,217
Citigroup, Inc., 6.25% to 8/15/26, Series T(b),(c),(d)	1,475,000	1,423,021
Citigroup, Inc., 9.699% (3 Month US Term SOFR + 4.33%), Series 0(b),(c),(h)	1,839,000	1,839,237
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(b),(c),(d)	750,000	686,961
Commerzbank AG, 7.00% to 4/9/25 (Germany)(c),(d),(f),(i)	400,000	360,656
Credit Agricole SA, 6.875% to 9/23/24 (France)(b),(c),(d),(f),(g)	1,400,000	1,368,077
Credit Agricole SA, 7.875% to 1/23/24 (France)(b),(c),(d),(f),(g)	2,600,000	2,586,610
Credit Agricole SA, 8.125% to 12/23/25 (France)(b),(c),(d),(f),(g)	1,200,000	1,194,894
Credit Suisse Group AG, 6.375% to 8/21/26, Claim (Switzerland) Claim(c),(d),(e),(f),(g),(j)	400,000	38,000
Credit Suisse Group AG, 7.25% to 9/12/25, Claim (Switzerland) Claim(c),(d),(e),(f),(g),(j)	400,000	38,000
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(c),(d),(f)	800,000	702,285
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(b),(c),(d),(f)	800,000	769,584
HSBC Holdings PLC, 6.547% to 6/20/33, due 6/20/34 (United Kingdom)(d)	400,000	379,715
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)(b),(c),(d),(f)	1,000,000	943,803
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)(c),(d),(f),(i)	1,400,000	1,376,953
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (Italy)(b),(c),(d),(f),(g)	600,000	564,034
JPMorgan Chase & Co., 3.65% to 6/1/26, Series KK(b),(c),(d)	509,000	445,547
JPMorgan Chase & Co., 4.60% to 2/1/25, Series HH(b),(c),(d)	83,000	77,853
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(b),(c),(d)	975,000	964,128
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(b),(c),(d)	466,000	463,309
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(b),(c),(d)	1,284,000	1,284,546
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(b),(c),(d),(f)	1,000,000	976,766
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(b),(c),(d),(f)	2,000,000	1,873,552
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)(b),(c),(d),(f)	2,800,000	2,576,450
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)(b),(c),(d),(f)	2,600,000	2,529,007
PNC Financial Services Group, Inc./The, 6.00% to 5/15/27, Series U(b),(c),(d)	321,000	282,282

		Principal Amount	Value
PNC Financial Services Group, Inc./The, 6.20% to 9/15/27, Series V(b),(c),(d)		$841,000	$774,986
PNC Financial Services Group, Inc./The, 9.312% (3 Month US Term SOFR + 3.94%), Series O(b),(c),(h)		2,000,000	2,002,012
Societe Generale SA, 8.00% to 9/29/25 (France)(b),(c),(d),(f),(g)		1,200,000	1,172,482
Societe Generale SA, 9.375% to 11/22/27 (France)(b),(c),(d),(f),(g)		400,000	392,946
Toronto-Dominion Bank/The, 8.125% to 10/31/27, due 10/31/82 (Canada)(d)		200,000	199,471
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(c),(d),(f),(i)		2,000,000	1,892,788
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(c),(d),(f),(i)		2,000,000	1,945,000
UniCredit SpA, 8.00% to 6/3/24 (Italy)(c),(d),(f),(i)		600,000	592,543
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(b),(c),(d)		1,350,000	1,179,864
Wells Fargo & Co., 5.875% to 6/15/25, Series U(b),(c),(d)		2,471,000	2,429,190
Wells Fargo & Co., 7.625% to 9/15/28(b),(c),(d)		2,140,000	2,162,827

			61,012,846

BROKERAGE	0.8%
Goldman Sachs Group, Inc./The, 4.95% to 2/10/25, Series R(b),(c),(d)		614,000	570,113
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Q(b),(c),(d)		1,250,000	1,223,099

			1,793,212

ENERGY	0.4%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)(b),(c),(d)		1,000,000	956,140

FINANCE	0.1%
Ares Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51(b),(d),(g)		225,000	171,082

INSURANCE	3.9%
Aegon NV, 5.50% to 4/11/28, due 4/11/48 (Netherlands)(b),(d)		300,000	277,281
Argentum Netherlands BV for Swiss Re Ltd., 5.625% to 8/15/27, due 8/15/52 (Switzerland)(d),(i)		400,000	376,062
Argentum Netherlands BV for Zurich Insurance Co. Ltd., 5.125% to 6/1/28, due 6/1/48 (Switzerland)(d),(i)		200,000	187,036
CNP Assurances, 5.25% to 1/18/33, due 7/18/53, Series EMTN (France)(d),(i)		400,000	399,911
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(d)		695,000	667,350
Dai-ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24 (Japan)(b),(c),(d),(g)		2,000,000	1,965,868

		Principal Amount	Value
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51(b),(d),(g)		$638,000	$462,949
Markel Group, Inc., 6.00% to 6/1/25(b),(c),(d)		390,000	376,963
MetLife, Inc., 10.75%, due 8/1/39(b)		500,000	639,578
Phoenix Group Holdings PLC, 4.75% to 6/4/26, due 9/4/31 (United Kingdom)(d),(i)		600,000	546,390
Prudential Financial, Inc., 5.125% to 11/28/31, due 3/1/52(b),(d)		496,000	428,382
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44(b),(d)		650,000	637,038
QBE Insurance Group Ltd., 5.875% to 5/12/25 (Australia)(b),(c),(d),(g)		200,000	190,609
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(d),(i)		200,000	190,966
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(d),(i)		500,000	494,779
QBE Insurance Group Ltd., 7.50% to 11/24/23, due 11/24/43 (Australia)(b),(d),(g)		500,000	500,307
Voya Financial, Inc., 7.748% to 9/15/28, Series A(b),(c),(d)		1,000,000	1,009,552

			9,351,021

PIPELINES	2.5%
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(b),(d)		800,000	762,775
Enbridge, Inc., 8.25% to 10/15/28, due 1/15/84, Series NC5 (Canada)(b),(d)		1,420,000	1,393,669
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(b),(d)		1,445,000	1,434,545
Energy Transfer LP, 7.125% to 5/15/30, Series G(b),(c),(d)		1,366,000	1,181,141
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(b),(d)		880,000	721,402
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(b),(d)		576,000	526,628

			6,020,160

REAL ESTATE	0.9%
Vanguard Short-Term Corporate Bond ETF(a)		30,000	2,254,500

SHOPPING CENTER	0.5%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80 (Australia)(b),(d),(g)		1,300,000	1,169,105

		Principal Amount	Value
TELECOMMUNICATION SERVICES	0.7%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(d)		$210,000	$162,477
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom)(d),(i)		1,183,000	1,167,347
Vodafone Group PLC, 6.50% to 5/30/29, due 8/30/84, Series EMTN (United Kingdom)(d),(i)		400,000	427,567

			1,757,391

UTILITIES	3.5%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(b),(d)		2,075,000	1,693,760
Dominion Energy, Inc., 4.65% to 12/15/24, Series B(b),(c),(d)		1,050,000	966,379
Duke Energy Corp., 4.875% to 9/16/24(b),(c),(d)		798,000	778,679
Edison International, 5.375% to 3/15/26, Series A(b),(c),(d)		1,300,000	1,150,132
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(b),(d)		1,200,000	1,156,458
Sempra, 4.125% to 1/1/27, due 4/1/52(d)		1,925,000	1,560,326
Southern Co./The, 4.00% to 10/15/25, due 1/15/51, Series B(b),(d)		1,000,000	927,482

			8,233,216

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$98,205,772)			92,718,673

CORPORATE BONDS	2.7%
FREE STANDING	0.6%
NNN REIT, Inc., 5.60%, due 10/15/33		380,000	358,440
Realty Income Corp., 5.625%, due 10/13/32		715,000	691,933
Spirit Realty LP, 3.40%, due 1/15/30(b)		350,000	293,320

			1,343,693

HEALTH CARE	0.3%
Welltower OP LLC, 4.50%, due 1/15/24(b)		728,000	723,955

REGIONAL MALL	0.4%
Simon Property Group LP, 5.50%, due 3/8/33(b)		585,000	555,699
Simon Property Group LP, 5.85%, due 3/8/53(b)		415,000	383,987

			939,686

		Principal Amount	Value
SHOPPING CENTER	0.5%
Kimco Realty OP LLC, 4.25%, due 4/1/45(b)		$400,000	$289,618
Retail Opportunity Investments Partnership LP, 4.00%, due 12/15/24(b)		1,000,000	967,736

			1,257,354

SPECIALTY	0.5%
VICI Properties LP/VICI Note Co., Inc., 5.75%, due 2/1/27(b),(g)		600,000	581,435
VICI Properties LP/VICI Note Co., Inc., 5.625%, due 5/1/24(b),(g)		600,000	596,725

			1,178,160

UTILITIES	0.4%
Enel Finance America LLC, 7.10%, due 10/14/27 (Italy)(b),(g)		200,000	207,003
Enel Finance International NV, 7.50%, due 10/14/32 (Italy)(b),(g)		200,000	213,689
NextEra Energy Capital Holdings, Inc., 6.051%, due 3/1/25(b)		465,000	465,870

			886,562

TOTAL CORPORATE BONDS (Identified cost—$6,425,666)			6,329,410

		Shares	Value
SHORT-TERM INVESTMENTS	2.4%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.29%(k)		3,845,609	$3,845,609
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.29%(k)		1,867,071	1,867,071

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$5,712,680)			5,712,680

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$429,304,912)	159.7%		$381,515,218
WRITTEN OPTION CONTRACTS (Premiums received—$1,029,545)	(0.1)		(170,528)
LIABILITIES IN EXCESS OF OTHER ASSETS	(59.6)		(142,381,159)

NET ASSETS (Equivalent to $14.29 per share based on 16,722,406 shares of common stock outstanding)	100.0%		$238,963,531

Exchange-Traded Option Contracts

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(l)	Premiums Received	Value
Call—iShares U.S. Real Estate ETF	$84.00	10/20/23	(1,000)	$(7,814,000)	$(106,694)	$(7,300)
Call—iShares U.S. Real Estate ETF	85.00	10/20/23	(1,000)	(7,814,000)	(107,481)	(2,000)
Call—iShares U.S. Real Estate ETF	86.00	10/20/23	(5,250)	(41,023,500)	(357,988)	(47,250)
Call—Extra Space Storage, Inc.	135.00	11/17/23	(18)	(218,844)	(4,735)	(2,031)
Call—WP Carey, Inc.	65.00	11/17/23	(26)	(140,608)	(3,188)	(390)
			(7,294)	$(57,010,952)	$(580,086)	$(58,971)

Over-The-Counter Option Contracts

Written Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(l)	Premiums Received	Value
Call—American Tower Corp.	Goldman Sachs International	$185.41	10/20/23	(8,283)	$(1,362,139)	$(31,594)	$(872)
Call—Crown Castle, Inc.	Goldman Sachs International	105.56	10/20/23	(2,537)	(233,480)	(5,103)	(323)
Call—Digital Realty Trust, Inc.	Goldman Sachs International	125.81	10/20/23	(6,547)	(792,318)	(24,522)	(9,850)
Call—Equinix, Inc.	Goldman Sachs International	770.54	10/20/23	(605)	(439,387)	(12,096)	(1,957)
Call—Gaming & Leisure Properties, Inc.	Goldman Sachs International	46.23	10/20/23	(1,421)	(64,727)	(1,438)	(932)
Call—Invitation Homes, Inc.	Goldman Sachs International	35.00	10/20/23	(34,086)	(1,080,185)	(24,085)	(1,785)
Call—Mid-America Apartment Communities, Inc.	Goldman Sachs International	147.98	10/20/23	(3,319)	(426,989)	(7,770)	(57)
Call—Prologis, Inc.	Goldman Sachs International	125.76	10/20/23	(11,020)	(1,236,554)	(32,793)	(1,143)
Call—Public Storage	Goldman Sachs International	277.65	10/20/23	(1,054)	(277,750)	(8,098)	(1,585)
Call—Realty Income Corp.	Goldman Sachs International	58.37	10/20/23	(12,922)	(645,325)	(10,814)	(11)
Call—SBA Communications Corp.	Goldman Sachs International	236.31	10/20/23	(1,356)	(271,431)	(7,515)	(67)
Call—Simon Property Group, Inc.	Goldman Sachs International	117.97	10/20/23	(6,242)	(674,323)	(17,868)	(1,167)
Call—Sun Communities, Inc.	Goldman Sachs International	125.68	10/20/23	(2,169)	(256,679)	(4,546)	(1,458)

Over-The-Counter Option Contracts (continued)

Written Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(l)	Premiums Received	Value
Call—VICI Properties, Inc.	Goldman Sachs International	$30.74	10/20/23	(6,475)	$(188,423)	$(3,490)	$(441)
Call—Welltower, Inc.	Goldman Sachs International	83.84	10/20/23	(11,038)	(904,233)	(25,726)	(12,551)
Call—WP Carey, Inc.	Goldman Sachs International	65.58	10/20/23	(2,614)	(141,365)	(2,881)	(22)
Call—American Tower Corp.	Goldman Sachs International	187.04	11/17/23	(7,680)	(1,262,976)	(29,067)	(5,669)
Call—Crown Castle, Inc.	Goldman Sachs International	104.15	11/17/23	(2,630)	(242,039)	(4,676)	(2,067)
Call—Digital Realty Trust, Inc.	Goldman Sachs International	132.49	11/17/23	(9,477)	(1,146,907)	(36,527)	(15,997)
Call—Equinix, Inc.	Goldman Sachs International	790.97	11/17/23	(968)	(703,020)	(19,378)	(8,524)
Call—Gaming & Leisure Properties, Inc.	Goldman Sachs International	48.32	11/17/23	(1,655)	(75,385)	(2,439)	(526)
Call—Invitation Homes, Inc.	Goldman Sachs International	36.07	11/17/23	(33,731)	(1,068,935)	(24,131)	(3,788)
Call—Mid-America Apartment Communities, Inc.	Goldman Sachs International	142.26	11/17/23	(3,682)	(473,689)	(6,072)	(1,824)
Call—Prologis, Inc.	Goldman Sachs International	126.80	11/17/23	(10,751)	(1,206,370)	(31,607)	(4,437)
Call—Public Storage	Goldman Sachs International	279.03	11/17/23	(1,138)	(299,886)	(7,748)	(4,218)
Call—SBA Communications Corp.	Goldman Sachs International	227.16	11/17/23	(1,338)	(267,827)	(7,214)	(1,936)

Over-The-Counter Option Contracts (continued)

Written Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(l)	Premiums Received	Value
Call—Simon Property Group, Inc.	Goldman Sachs International	$119.51	11/17/23	(6,809)	$(735,576)	$(19,844)	$(4,879)
Call—Sun Communities, Inc.	Goldman Sachs International	129.40	11/17/23	(3,035)	(359,162)	(7,211)	(3,556)
Call—VICI Properties, Inc.	Goldman Sachs International	31.57	11/17/23	(8,844)	(257,360)	(5,413)	(1,382)
Call—Welltower, Inc.	Goldman Sachs International	85.76	11/17/23	(12,003)	(983,286)	(27,793)	(18,533)
				(215,429)	$(18,077,726)	$(449,459)	$(111,557)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)(m)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$ 37,000,000	2.201%	Monthly	5.310%	Monthly	10/1/25	$1,991,143	$—	$1,991,143
14,500,000	2.360%	Monthly	5.310%	Monthly	12/18/25	757,882	—	757,882
37,000,000	1.957%	Monthly	5.310%	Monthly	3/1/26	2,444,004	—	2,444,004
37,000,000	1.557%	Monthly	5.310%	Monthly	3/1/27	3,538,985	—	3,538,985

						$8,732,014	$—	$8,732,014

The total amount of all interest rate swap contracts as presented in the table above is representative of the volume of activity for this derivative type during the nine months ended September 30, 2023.

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	889,501	USD	965,269	10/3/23	$24,844
Brown Brothers Harriman	GBP	750,927	USD	951,207	10/3/23	35,001
Brown Brothers Harriman	USD	917,310	GBP	750,927	10/3/23	(1,104)
Brown Brothers Harriman	USD	104,971	EUR	98,346	10/3/23	(995)
Brown Brothers Harriman	USD	837,406	EUR	791,155	10/3/23	(957)
Brown Brothers Harriman	EUR	783,551	USD	830,321	11/2/23	890
Brown Brothers Harriman	GBP	749,168	USD	915,256	11/2/23	1,027

						$58,706

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
ETF	Exchange-Traded Fund
EUR	Euro Currency
GBP	British Pound
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

(a)	All or a portion of the security is pledged in connection with written option contracts. $27,827,626 in aggregate has been pledged as collateral.
(b)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $304,530,809 in aggregate has been pledged as collateral.
(c)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(d)	Security converts to floating rate after the indicated fixed-rate coupon period.
(e)	Non-income producing security.
(f)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $32,342,685 which represents 13.5% of the net assets of the Fund (8.4% of the managed assets of the Fund).

(g)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $17,756,606 which represents 7.4% of the net assets of the Fund, of which 0.0% are illiquid.

(h)	Variable rate. Rate shown is in effect at September 30, 2023.
(i)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $9,957,998 which represents 4.2% of the net assets of the Fund, of which 0.0% are illiquid.

(j)	Security is in default.
(k)	Rate quoted represents the annualized seven-day yield.
(l)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(m)	Based on USD-SOFR-OIS. Represents rates in effect at September 30, 2023.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Trustees.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Trustees has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Trustees. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Trustees. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of September 30, 2023 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock—Real Estate	$255,498,121	$—	$—	$255,498,121
Preferred Securities—Exchange-Traded	21,256,334	—	—	21,256,334
Preferred Securities—Over-the-Counter:
Real Estate	2,254,500	—	—	2,254,500
Other Industries	—	90,464,173	—	90,464,173
Corporate Bonds	—	6,329,410	—	6,329,410
Short-Term Investments	—	5,712,680	—	5,712,680

Total Investments in Securities(a)	$279,008,955	$102,506,263	$—	$381,515,218

Forward Foreign Currency Exchange Contracts	$—	$61,762	$—	$61,762
Interest Rate Swap Contracts	—	8,732,014	—	8,732,014

Total Derivative Assets(a)	$—	$8,793,776	$—	$8,793,776

Forward Foreign Currency Exchange Contracts	$—	$(3,056)	$—	$(3,056)
Written Option Contracts	(49,640)	(120,888)	—	(170,528)

Total Derivative Liabilities(a)	$(49,640)	$(123,944)	$—	$(173,584)

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Asset and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (“the effective date”). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The following summarizes the volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the nine months ended September 30, 2023:

	Purchased Option Contracts(a),(b)	Written Option Contracts(b)	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$2,021,662	$76,439,446	$2,017,781

(a)	Average notional amounts represent the average for all months in which the Fund had option contracts. For purchased option contracts, this represents the period March 24, 2023 through March 30, 2023.
(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.